UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2004

Commission File Number 1-31300

EXPRESSJET HOLDINGS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	76-0517977 (I.R.S. Employer Identification No.)

1600 Smith Street, Dept. HQSCE Houston, Texas (Address of principal executive offices)	77002 (Zip Code)

713-324-2639
(Registrant's telephone number, including area code)

Item	5.	Other Events
		On August 2, 2004, we issued a press release announcing our July 2004 capacity and traffic performance. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Item	7.	Financial Statements and Exhibits
		99.1 Press Release

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, ExpressJet Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESSJET HOLDINGS, INC. (Registrant)
Date: August 2, 2004	/s/ Frederick S. Cromer
Frederick S. Cromer Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release